UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 4, 2009

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07832	75-1729843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Pier 1 Place, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

817-252-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

                New York Stock Exchange Update

On May 4, 2009, Pier 1 Imports, Inc. (the “Company”) received a notice dated May 2, 2009 from NYSE Regulation, Inc. that the Company’s stock price on and average stock price for the 30 trading-days ending April 30, 2009 were above $1.00.  Accordingly, the Company is in compliance with the minimum share price requirement for New York Stock Exchange continued listing standards.  On May 4, 2009, the Company issued a press release announcing the Company’s compliance with NYSE listing standards.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01	Other Events.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated May 4, 2009 announcing the Company’s compliance with NYSE Listing Standards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	May 4, 2009	By:	/s/ Michael A. Carter
Michael A. Carter, Senior Vice
President and General Counsel, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 4, 2009 announcing the Company’s compliance with NYSE Listing Standards.